SECURITIES
                             AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

                                AZCO Mining, Inc.
                                -----------------

             (Exact name of registrant as specified in its charter)


    Delaware                    001-12974                      84-1094315
    --------                    ---------                      ----------
(State or other           (Commission File Number)            (IRS Employer
jurisdiction                                             Identification Number)
of incorporation)


7239 El Mirage Road, Glendale, AZ                                85307
---------------------------------                                -----
(Address of principal executive offices)                       (Zip Code)


Registrant's telephone number, including area code: (623) 935-0774


ITEM 1. Changes in Control of Registrant.

None.

ITEM 2.  Acquisition or Disposition of Assets.

As settlement of a lawsuit filed in the United States District Court of Arizona, Cause No. CIV002334 PHX SRB, Azco Mining, Inc. ("Azco") has agreed to pay
Anthony Harvey/ARH Management, Ltd. and Alan Lindsay/Alan Lindsay and Associates, Ltd. the sum of $350,000.00 each, as well as $24,898.569 in attorneys' fees incurred. In addition, Azco agrees to provide Harvey/ARH Management, Ltd and Alan Lindsay/Alan Lindsay and Associates, Ltd. each with 150,000 free, unrestricted shares of stock in Azco registered under a form S-8 with the Securities and Exchange Commission. The settlement referenced herein is secured by the real property, structures and equipment owned by Azco which is located at the principal executive office, and a security interest in Azco's 30% ownership interest in the Piedras Verdes project.

ITEM 3. Bankruptcy or Receivership.

None.

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ITEM 4.  Changes in Registrant's Certifying Accountant.

None.

5. Other Events.

None

ITEM 6.
Resignations of Registrant's Director's

None.

7. Financial Statements and Exhibits.

1.  Settlement Agreement and Release

ITEM 8.  Change in Fiscal Year.

None.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         AZCO MINING, INC.

                                         /s/Ryan Modesto
                                         ------------------------------------
                                         Ryan Modesto, Vice President Finance

Dated:
July 25, 2002


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